Exhibit 10.45

                                 FIRST AMENDMENT

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT (the "First Amendment") is made and entered into as of this 21st day of April, 1999, between COMPOSITECH LTD., a Delaware corporation (the "Company") and the Purchasers hereto (each of whom is individually referred to as a "Purchaser" and all of whom collectively are referred to as the "Purchasers"), in connection with an Additional Closing as contemplated in the Purchase Agreement (defined below). Capitalized terms used and not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Purchase Agreement.

                                   Background

     The Company has previously authorized the issuance, sale, and delivery of up to $1,500,000 in original principal amount of the Company's Series 1 Secured Convertible Bridge Financing Notes (the "Bridge Notes") in the Series 1 Bridge Note Purchase And Security Agreement (the "Purchase Agreement") dated March 16, 1999, by and among the Company and the Purchasers. The First Closing under the Purchase Agreement for the sale of $500,000 in original principal amount of Bridge Notes took place pursuant to the terms of the Purchase Agreement on that date, and the parties now wish to conduct an Additional Closing under the Purchase Agreement (the "Second Closing") for the issuance, sale, and delivery of $430,000 in original principal amount of Bridge Notes (the "Second Closing Bridge Notes") contemporaneously herewith, and to amend the Purchase Agreement to, inter alia, provide for additional Collateral as security for the Second Closing Bridge Notes and to appoint a Purchaser as representative for all other Purchasers with respect to certain actions that may be taken in the future with respect to the Collateral.

                                    Agreement

     For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                   Article 1. Amendments to Purchase Agreement

     Section 1.1. General Amendments. The Purchase Agreement shall hereby be amended as follows:

          (a) Section 2.1 shall be amended to change the term "Bridge Notes" in the third line thereof to read "Bridge Notes issued on the First Closing Date."

          (b) Section 2.2 shall be amended such that the first three lines of the first sentence read "Upon the occurrence or existence of an "Event of Default" as defined in Section 10 of the Bridge Notes issued at the First Closing, each such Purchaser of such Bridge Notes, subject to the provisions of this Article 2, as amended, shall have the right to pursue all available remedies at law or in equity, including without limitation:"

          (c) Section 2.3 shall be amended by deleting in its entirety the text of such section and replacing it with the following:

     "On, before, or as soon as practicable after each Closing, the Company shall execute and deliver or cause to be executed and delivered for filing one or more Financing Statements with each of the Secretary of State of New York and the Clerk of Suffolk County, New York to perfect the security interest granted in connection with each such Closing."

          (d) Section 3.2(a) shall be amended by inserting into the second line thereof, after the phrase "perform each of this Agreement," the phrase "all amendments thereto," so that all amendments to the Purchase Agreement are included in the defined term "Transaction Agreements."

          (e) Section 3.3 shall be amended by inserting into the eighth line thereof, after the word "outstanding" and before the period at the end of such sentence, the phrase ", all as adjusted for issuances or authorizations of such stock subsequent to the First Closing Date."

          (f) Section 7.6 shall be amended by deleting in its entirety the text of such section and replacing it with the following:

          "The Company will maintain or cause to be maintained a perfected first priority security interest in favor of each group of Purchasers purchasing Bridge Notes at a Closing, with each such first priority security interest granted at each Closing having a value of approximately 200% of the aggregate principal amount of Bridge Notes purchased at each such Closing and then outstanding."

          (g) Article 7 "Affirmative Covenants" shall be amended by adding at the end of the first sentence in Section 7.17, before the period at the end of such sentence, as follows:

          ", provided however, that the Company at its option may secure the listing of all such shares required by this Section 7.17 at any time up to but not later than fifteen (15) days prior to the Registration Deadline (as defined in Section 2(a) of the Registration Rights Agreement)."

     Article 2. Second Closing Grant of Security Interest and Provision of Collateral.

     Section 2.1. Additional Equipment as Security. In order to secure the obligations of the Company due to the Purchasers under the Second Closing Bridge Notes, in addition to the general credit of the Company, the Company hereby grants to Purchasers of the Second Closing Bridge Notes, effective on the Additional Closing Date established therefor, a continuing first priority security interest in and a general lien upon the equipment listed and related proceeds described on Exhibit A hereto and incorporated herein by reference (the "Second Closing Collateral"). The Company and all Purchasers of Second Closing Bridge Notes acknowledge and agree that the Equipment (and any proceeds related thereto) pledged as collateral pursuant to the First Closing does not provide security for the Second Closing Bridge Notes, and that such Bridge Notes are secured solely by the Second Closing Collateral.

     Section 2.2. Remedies Upon Default under the Second Closing Bridge Notes. Upon the occurrence or existence of an "Event of Default" as defined in Section 10 of the Second Closing Bridge Notes, and subject to the terms of Article 2 of the Purchase Agreement, as specifically amended by this First Amendment, each Purchaser of the Second Closing Bridge Notes shall have the right to pursue all available remedies at law or in equity, including without limitation:

          (a) all of the rights and remedies available to a secured party under the Uniform Commercial Code as adopted in the State of New York and any other applicable law, all of which shall be cumulative and none of which shall be exclusive to the fullest extent permitted by law, and all other legal and equitable rights under this First Amendment and the Transaction Agreements which may be available to such Purchasers, all of which shall be cumulative;

          (b) the right to take possession of the Second Closing Collateral upon receipt by the Company of 24 hours' written notice of Purchasers' intention to do so, and to enter the offices of the Company during normal business hours to take possession of the Second Closing Collateral; the right of the Purchaser to (a) enter upon the premises of the Company or any of its subsidiaries, or any other place or places where the Second Closing Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving Company or any of its subsidiaries notice and opportunity for a hearing on the validity of the Purchaser's claim and without any obligation to pay rent to Company or any of its subsidiaries, and remove the Second Closing Collateral therefrom to the premises of Purchaser or any agent of Purchaser, for such time as Purchaser may desire, in order to effectively collect or liquidate the Second Closing Collateral; and/or (b) require Company to assemble the Second Closing Collateral and make it available to Purchaser at a place to be designated by the Purchaser, in its sole discretion.

          (c) the right to sell or otherwise dispose of all or any part of the Second Closing Collateral in its then condition, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as such Purchaser may deem advisable, and purchase all or any part of the Second Closing Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Company obligations under the Second Closing Bridge Notes, and to apply the proceeds realized from such sale, after allowing two (2) business days for collection, first to the reasonable costs, expenses, and attorneys' fees and expenses incurred by such Purchaser for collection and for acquisition, storage, sale, and delivery of the Second Closing Collateral, secondly to interest due upon the Company obligations under the Second Closing Bridge Notes, and thirdly to the principal of the Company obligations under the Second Closing Bridge Notes; and

          (d) the right to proceed by an action or actions at law or in equity to obtain possession of the Second Closing Collateral, to recover the Company obligations under the Second Closing Bridge Notes and amounts secured hereunder or thereunder or to foreclose under this Agreement or the other Transaction Agreements and sell the Second Closing Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

     Section 2.3. Legal Opinion of Company Counsel. The opinion of legal counsel to the Company in substantially the form of Exhibit B attached hereto is issued in connection with the Second Closing.

                    Article 3. Appointment of Representative.

     Section 3.1. Further Amendment of Article 2 of Purchase Agreement. Article 2 "Security Agreement" shall be further amended by adding at the end of that
Article 2 the following sections, numbered and containing the text as follows:


     "Section 2.5 Appointment of Purchaser Representative. Each Purchaser hereto hereby irrevocably appoints SovCap Equity Advisors, Ltd., a corporation organized under the laws of the Bahamas and a Purchaser hereunder, to act as the sole and exclusive agent and representative (the "Representative") of such Purchaser to act on behalf of such Purchaser and in such Purchaser's name, place, and stead, to (i) exercise all rights of such Purchaser, and (ii) take all action on behalf of Purchaser that may be taken by Purchaser with respect to the collateral under this Agreement, the Bridge Notes, and the other Transaction Agreements. Without limiting the generality of the foregoing:

          (a) The Representative shall, on behalf of all Purchasers, send all notices which shall or may be given by Purchasers, under the Transaction Agreements, declare Events of Default under this Agreement, the Bridge Notes, and the other Transaction Agreements, accelerate the Bridge Notes, rescind acceleration of the Bridge Notes, and enforce the Bridge Notes, this Agreement, and the other Transaction Agreements. The Representative reserves the right, in its sole discretion, in each instance without prior notice to the Purchasers, (i) to agree to the modification, waiver, or release of any of the terms of any of the Transaction Agreements, including, without limitation, the waiver or release of any of the conditions precedent for the purchase and sale of the Bridge Notes; (ii) to consent to any action or failure to act by the Company; and (iii) to exercise or refrain from exercising any powers, rights, or remedies that the Purchasers have or may have with respect to collateral under the Transaction Agreements; provided however, that the Representative shall not, without obtaining the prior written consent of each Purchaser (which consent shall not be unreasonably withheld or delayed), exercise any of such rights so as to knowingly release or waive any claim against the Company or any other person who may be liable with respect to the Bridge Notes if such action would have a materially adverse effect on the collection of the indebtedness evidenced by the Bridge Notes or the enforcement of the Transaction Agreements.

          If any Purchaser shall refuse to consent to any amendment, modification, waiver, release, or subordination requiring the written consent of the Purchasers, the Purchasers who consent to such amendment, modification, waiver, release, or subordination may, at their option, at any time thereafter (but shall not be obligated to) purchase the Bridge Note or Bridge Notes held by the non-consenting Purchaser or Purchasers by paying to such non-consenting Purchaser or Purchasers an amount equal to the unpaid principal and accrued but unpaid interest on the Bridge Note held by such non-consenting Purchaser or Purchasers.

          (b) The Representative shall collect, enforce, and bring any action on the Transaction Agreements and any collateral granted therein in the name of the Representative for the benefit of all Purchasers.

     Section 2.6 Assurances.

          (a) Each Purchaser hereby authorizes third parties with whom Representative deals in carrying out the responsibilities of Representative hereunder, to rely conclusively on the instructions and decisions of the Representative as to any action taken pursuant to and in accordance with the terms of this Agreement and the other Transaction Agreements without any further or additional approval or authorization from such Purchaser, including without limitation, the execution and delivery of any documents or instruments, or any other actions required to be taken by the Representative under this Agreement and the other Transaction Agreements, and no Purchaser shall have any cause of action against third parties with whom Representative deals in carrying out the responsibilities of Representative hereunder or under the other Transaction Agreements for any action taken by such third parties in reliance upon the instructions or decisions of the Representative;

          (b) All actions, decisions, and instructions of the Representative shall be conclusive and binding upon all of the Purchasers, and no Purchaser shall have any cause of action against the Representative for any actions taken, decision made or instruction given by the Representative under this Agreement, except for fraud or willful misconduct by Representative acting in such capacity hereunder.

     Section 2.7 Default and Acceleration Procedures.

          (a) Each Purchaser acknowledges and agrees that its respective rights in, to, and under any collateral granted in the Transaction Agreements are limited to the specific collateral securing the Bridge Notes purchased by each such Purchaser as granted by the Company pursuant to the Closing at which such Bridge Notes are purchased.

          (b) The Representative shall give all Purchasers written notice of any Event of Default under the Bridge Notes, this Agreement, or the other Transaction Agreements which, in the judgment of the Representative, adversely affects the respective interests of the Purchasers under any of the Transaction Agreements. In the event of any Event of Default thereunder, the Representative shall pursue any remedies available to Purchasers under the Transaction Agreements which the Representative in its sole discretion shall deem advisable, and Representative may also elect to postpone the pursuit of remedies if in its sole discretion and judgment it is appropriate under the circumstances to do so.

          (c) In the event proceedings are instituted for a sale under power of sale or a judicial foreclosure of the collateral provided under the Transaction Agreements, the provisions of the New York UCC, absent written agreement to the contrary, shall govern such proceedings and the actions taken pursuant thereto, as among the Representative and the Purchasers.

          (d) In the event the Representative acquires title to any of the collateral provided under the Transaction Agreements pursuant to a foreclosure or conveyance in lieu of foreclosure, title shall be taken in a form acceptable to the Representative and shall be held by or on behalf of the Representative for the benefit of only the Purchasers holding Bridge Notes which were secured by such collateral, in their Proportionate Share. The Representative shall manage such collateral in its ordinary course of business and in accordance with its customary practices and procedures for as long as such title is held in whole or in part in the name of or on behalf of the Representative. The Representative shall contemporaneously endeavor to sell such collateral on terms and conditions reasonably acceptable to the Representative.

          (e) If the Representative receives a payment after acceleration of the Bridge Notes, whether pursuant to a demand for payment or as a result of legal proceedings against the Company, or from any source whatsoever, such payment in respect of the specific Bridge Notes so paid shall be applied in the following order (unless mandated otherwise by the Transaction Agreements or validly by the express terms of such payment):

               (1) To the expenses incurred in effecting such recovery or in enforcing any right or remedy under the Transaction Agreements, and any other expenses theretofore incurred by the Representative and not previously reimbursed by the Company;

               (2) To accrued interest, payable by the Company, according to Purchaser's Proportionate Share of such accrued interest in respect of such Bridge Notes; and

               (3) To the unpaid principal of such Bridge Notes with each Purchaser receiving such Purchaser's Proportionate Share of such principal.

          (f) The term "Proportionate Share" shall mean the amount of each Purchaser's Bridge Note purchased at a specific Closing divided by the total amount of Bridge Notes purchased at such Closing.

     Section 2.8 Standard of Care of the Representative.

          (a) The Representative shall endeavor in good faith to perform all services and duties and exercise all powers hereunder specifically assigned and delegated to the Representative, and the Representative shall perform and exercise, and shall have the right and power to perform and exercise, such other services and powers as are reasonably incidental thereto. The Representative shall not be liable to the Purchasers, however, for any action or failure to act or any error of judgment, negligence, mistake, or oversight by it or any of its agents, officers, employees, or attorneys, with respect to the Transaction Agreements, provided the Representative has acted in good faith and has not been guilty of willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Representative may consult with counsel or other advisors selected by it, and the Representative shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or other advisors. In performing its obligations hereunder and under the Transaction Agreements, the Representative may rely in good faith on written and telephonic communications received by the Representative without investigating the genuineness thereof or the power and authority of the author of such communications. Each Purchaser acknowledges and agrees that the Representative's duties and obligations under this Agreement are administrative and ministerial in nature, and that the Representative has no fiduciary obligation to the Purchasers.

          (b)The Representative does not assume, and shall not have, any responsibility or liability, express or implied, for the adequacy, sufficiency, validity, collectability, genuineness, or enforceability of any of the Transaction Agreements, for the financial condition of the Company, for compliance by the Company with the terms and conditions of the Transaction Agreements, or for the accuracy of any financial or other information furnished to the Purchaser by the Representative or by any other party. The Representative shall not be required to ascertain or inquire as to the performance or observance by the Company of any of the terms, conditions, provisions, covenants, or agreements contained in any of the Transaction Agreements or as to the use of the proceeds of the offering of the Bridge Notes or of the existence or possible existence of any Event of Default thereunder.

          (c) The Representative may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory, or other business with the Company or any affiliate thereof as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company or affiliate for services in connection with such services, without having to account for the same to the Purchasers."

     Section 3.2. Provision for Updated Disclosure Schedule. In connection with the Second Closing and this First Amendment executed pursuant thereto, the Company may in its discretion update its disclosure to Purchasers of certain information required under Article 3 of the Purchase Agreement, by attaching to this First Amendment an updated Disclosure Schedule, as indicated on Schedule 1 attached hereto and incorporated herein by reference.

     Section 3.3. No Further Amendment. Except as specifically provided in this First Amendment, the Purchase Agreement and all its original terms, covenants, conditions, and agreements, including without limitation the Company's representations and warranties therein, shall remain in full force and effect as originally executed by the parties thereto, including the Purchasers executing Purchaser signature pages to this First Amendment, such execution being deemed to be execution of the Purchase Agreement.

                            Article 4. Miscellaneous.

     Section 4.1. Entire Agreement. Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchasers under this Second Closing, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this First Amendment and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters other than those contained in the Purchase Agreement, which remain in full force and effect as if made on the date hereof. No provision of this First Amendment may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 4.2. Governing Law. This First Amendment shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties agree that any appropriate State court located in New Castle County, Delaware or the Federal courts located in the District of Delaware, shall have jurisdiction of any case or controversy arising under or in connection with this First Amendment and shall be the proper forum in which to adjudicate such case or controversy, and the parties further agree to submit to the personal jurisdiction of such court.

     Section 4.3. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this First Amendment must be in writing and given as more fully provided for in Section 9.5 of the Purchase Agreement.

   [Remainder of page intentionally left blank; signatures begin on next page]

                             COMPANY SIGNATURE PAGE

                                       TO

                                 FIRST AMENDMENT

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT


                                 COMPANY

                                 COMPOSITECH, LTD.


                                 By: /s/ Samuel S. Gross
                                 ----------------------------------------------
                                      Samuel S. Gross, Executive Vice President

                            PURCHASER SIGNATURE PAGE

                                       TO

                     FIRST AMENDMENT TO SERIES 1 BRIDGE NOTE
                         PURCHASE AND SECURITY AGREEMENT

                                       AND

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                              PURCHASER

                                              ARAB COMMERCE BANK, LTD.


                                              By:/s/ A. De Nazareth
                                                 -------------------------

                                              Name: A. De Nazareth

                                              Title: Secretary

================================================================================
                                     Arab Commerce Bank, Ltd.
Purchaser Name Address and           P.O. Box 309, Grand Cayman
Facsimile Number                     Cayman Islands
                                     London Fax No.: 0171-437-2413
--------------------------------------------------------------------------------

Principal Amount of Second           USD$100,000.00
Closing Bridge Notes Purchased

--------------------------------------------------------------------------------

Purchaser's Legal Counsel
Address and
Facsimile Number

================================================================================

                            PURCHASER SIGNATURE PAGE

                                       TO

                     FIRST AMENDMENT TO SERIES 1 BRIDGE NOTE
                         PURCHASE AND SECURITY AGREEMENT

                                       AND

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                              PURCHASER

                                              CORRELLUS INTERNATIONAL LTD.

                                              By: /s/ Jan Lander
                                                  ------------------------

                                              Name: Jan Lander

                                              Title: Director


================================================================================
                                     Correllus International Ltd.
Purchaser Name Address and           Calle Azucera 37
Facsimile Number                     Torreblanca Del Sol
                                     296 40 Fuengirola
                                     Spain
                                     Fax No.: (34) 95 2477043
--------------------------------------------------------------------------------

Principal Amount of Second           USD$200,000.00
Closing Bridge Notes Purchased
--------------------------------------------------------------------------------

Purchaser's Legal Counsel
Address and
Facsimile Number
================================================================================

                            PURCHASER SIGNATURE PAGE

                                       TO

                     FIRST AMENDMENT TO SERIES 1 BRIDGE NOTE
                         PURCHASE AND SECURITY AGREEMENT

                                       AND

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                              PURCHASER

                                              SOVCAP EQUITY PARTNERS LTD.

                                              By: /s/ Barry W. Herman
                                                  ----------------------------

                                              Name: Barry W. Herman

                                              Title: President

================================================================================

                                     SOVCAP EQUITY PARTNERS LTD.
Purchaser Name Address and           Cumberland House
Facsimile Number                     #27 Cumberland Street
                                     P.O. Box CB 13016
                                     Nassau, New Providence, The Bahamas

--------------------------------------------------------------------------------
Principal Amount of Second           USD$130,000.00
Closing Bridge Notes Purchased
--------------------------------------------------------------------------------
                                     Balboni Law Group LLC
Purchaser's Legal Counsel            3475 Lenox Road, NE, Suite 990
Address and                          Atlanta, Georgia 30326  USA
Facsimile Number                     Fax No.: (404) 812-3101
================================================================================